UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2023 (December 7, 2023)

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	MNTN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MNTN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 7, 2023, Everest Consolidator Acquisition Corporation. (the "Company") and Everest Consolidator Sponsor, LLC (the “Sponsor”) amended and restated the unsecured promissory note issued by the Company to the Sponsor, dated May 7, 2023 (the “A&R Promissory Note”), to, among other things, (i) increase the principal amount of the A&R Promissory Note that may be drawn upon by the Company up to $3,500,000, (ii) amend the rate at which interest accrues on the A&R Promissory Note to be (a) 6.0% for any principal amount drawn down up to $1,500,00 and (b) 18.0% for any principal amount drawn down greater than $1,500,000 and (iii) amend the maturity date to the earlier of (x) the closing of the Company’s business combination pursuant to that certain Business Combination Agreement, dated May 19, 2023, by and among the Company and the parties thereto or (y) February 28, 2024.

The A&R Promissory Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the A&R Promissory Note.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

10.1	Amended and Restated Promissory Note, dated December 7, 2023, issued by Everest Consolidator Acquisition Corporation to Everest Consolidator Sponsor, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Date: December 13, 2023	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer